EXHIBIT 99.10


                            Agreement of Joint Filing

      Pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned persons hereby agree to file with the Securities and Exchange Commission the Statement on Schedule 13D (the "Statement") to which this Agreement is attached as an exhibit, and agree that such Statement, as so filed, is filed on behalf of each of them.

      This Agreement of Joint Filing supersedes and replaces the Agreement of Joint Filing dated September 13, 2005.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement.

Dated:  October 25, 2005


                                       BARINGTON COMPANIES EQUITY PARTNERS, L.P.
                                       By: Barington Companies Investors,
                                           LLC, its general partner


                                       By: /s/ James A. Mitarotonda
                                          --------------------------------------
                                       Name:  James A. Mitarotonda
                                       Title: Managing Member


                                       BARINGTON COMPANIES INVESTORS, LLC


                                       By: /s/ James A. Mitarotonda
                                          --------------------------------------
                                       Name:  James A. Mitarotonda
                                       Title: Managing Member


                                       /s/ James A. Mitarotonda
                                       -----------------------------------------
                                       James A. Mitarotonda


                                       BARINGTON COMPANIES OFFSHORE FUND,
                                       LTD. (BVI)


                                       By: /s/ James A. Mitarotonda
                                          -------------------------------------
                                       Name:  James A. Mitarotonda
                                       Title: President

                                       BARINGTON COMPANIES ADVISORS, LLC


                                       By: /s/ James A. Mitarotonda
                                          -------------------------------------
                                       Name: James A. Mitarotonda
                                       Title:   Authorized Signatory


                                       BARINGTON CAPITAL GROUP, L.P.
                                       By:  LNA Capital Corp., its general
                                            partner

                                       By: /s/ James A. Mitarotonda
                                          -------------------------------------
                                       Name:  James A. Mitarotonda
                                       Title: President and CEO


                                       LNA CAPITAL CORP.


                                       By: /s/ James A. Mitarotonda
                                          -------------------------------------
                                       Name:  James A. Mitarotonda
                                       Title: President and CEO


                                       PARCHE, LLC
                                       By: Admiral Advisors, LLC, its managing
                                           member


                                       By: /s/ Jeffrey M. Solomon
                                          --------------------------------------
                                       Name:  Jeffrey M. Solomon
                                       Title: Authorized Signatory


                                       STARBOARD VALUE & OPPORTUNITY FUND, LLC
                                       By: Admiral Advisors, LLC, its managing
                                           member


                                       By: /s/ Jeffrey M. Solomon
                                          --------------------------------------
                                       Name:  Jeffrey M. Solomon
                                       Title: Authorized Signatory

                                       ADMIRAL ADVISORS, LLC
                                       By:  Ramius Capital Group, LLC, its
                                            sole member


                                       By: /s/ Jeffrey M. Solomon
                                          --------------------------------------
                                       Name:  Jeffrey M. Solomon
                                       Title: Authorized Signatory


                                       RAMIUS CAPITAL GROUP, LLC
                                       By:  C4S & Co., LLC, its Managing Member


                                       By: /s/ Jeffrey M. Solomon
                                          --------------------------------------
                                       Name:  Jeffrey M. Solomon
                                       Title: Managing Member


                                       C4S & CO., LLC


                                       By: /s/ Jeffrey M. Solomon
                                          --------------------------------------
                                       Name:  Jeffrey M. Solomon
                                       Title: Managing Member


                                       /s/ Jeffrey M. Solomon
                                       ----------------------------------------
                                       Jeffrey M. Solomon, individually and
                                       as attorney-in-fact for Peter A.
                                       Cohen, Morgan B. Stark, and Thomas W.
                                       Strauss


                                       MILLENCO, L.P.
                                       By: Millennium Management, L.L.C., its
                                           general partner

                                       By: /s/ David Nolan
                                          --------------------------------------
                                       Name:    David Nolan
                                       Title:   Executive Vice President

                                       MILLENNIUM MANAGEMENT, L.L.C.

                                       By: /s/ David Nolan
                                          --------------------------------------
                                       Name:   David Nolan
                                       Title:  Executive Vice President

                                       /s/ Israel A. Englander by David Nolan
                                       pursuant to Power of Attorney previously
                                       filed with the SEC
                                       ----------------------------------------
                                       Israel A. Englander


                                       RJG CAPITAL PARTNERS, L.P.

                                       By: RJG Capital Management, LLC,
                                           its general partner

                                       By: /s/ Ronald J. Gross
                                          -------------------------------------
                                       Name:  Ronald J. Gross
                                       Title: Managing Member

                                       RJG CAPITAL MANAGEMENT, LLC


                                       By: /s/ Ronald J. Gross
                                          -------------------------------------
                                          Name:  Ronald J. Gross
                                          Title: Managing Member

                                          /s/ Ronald J. Gross
                                          --------------------------------------
                                          Ronald J. Gross


                                       D.B. ZWIRN SPECIAL OPPORTUNITIES FUND,
                                       L.P.

                                       By: D.B. ZWIRN PARTNERS, LLC,
                                           its general partner

                                       BY: ZWIRN HOLDINGS, LLC,
                                           its managing member


                                       By: /s/ Daniel B. Zwirn
                                          --------------------------------------
                                       Name:  Daniel B. Zwirn
                                       Title: Managing Member

                                       D.B. ZWIRN SPECIAL OPPORTUNITIES FUND
                                       (TE), L.P.

                                       By: D.B. ZWIRN PARTNERS, LLC,
                                       its general partner

                                       BY: ZWIRN HOLDINGS, LLC,
                                       its managing member


                                       By: /s/ Daniel B. Zwirn
                                          --------------------------------------
                                       Name:  Daniel B. Zwirn
                                       Title: Managing Member

                                       D.B. ZWIRN SPECIAL OPPORTUNITIES FUND,
                                       LTD.

                                       By:  D.B. Zwirn & Co., L.P., its
                                            manager

                                       By:  DBZ GP, LLC, its general partner

                                       By:  Zwirn Holdings, LLC, its managing
                                            member


                                       By: /s/ Daniel B. Zwirn
                                          --------------------------------------
                                       Name:  Daniel B. Zwirn
                                       Title: Managing Member


                                       HCM/Z SPECIAL OPPORTUNITIES LLC

                                       By:  D.B. Zwirn & Co., L.P., its
                                            manager

                                       By:  DBZ GP, LLC, its general partner

                                       By:  Zwirn Holdings, LLC, its managing
                                            member

                                       By: /s/ Daniel B. Zwirn
                                          --------------------------------------
                                       Name:  Daniel B. Zwirn
                                       Title: Managing Member


                                       D.B. ZWIRN & CO., L.P.

                                       By:  DBZ GP, LLC, its general partner

                                       By:  Zwirn Holdings, LLC, its managing
                                            member


                                       By: /s/ Daniel B. Zwirn
                                          --------------------------------------
                                       Name:  Daniel B. Zwirn
                                       Title: Managing Member


                                       DBZ GP, LLC

                                       By:  Zwirn Holdings, LLC, its managing
                                       member


                                       By: /s/ Daniel B. Zwirn
                                          --------------------------------------
                                       Name:  Daniel B. Zwirn
                                       Title: Managing Member


                                       ZWIRN HOLDINGS, LLC


                                       By: /s/ Daniel B. Zwirn
                                          --------------------------------------
                                       Name:  Daniel B. Zwirn
                                       Title: Managing Member


                                       /s/ Daniel B. Zwirn
                                       -----------------------------------------
                                          Daniel B. Zwirn